                     [TRANSLATION FROM THE ORIGINAL FRENCH]


                                                                    EXHIBIT 10.8
                                    ADDENDUM

                           TO THE EMPLOYMENT CONTRACT


BETWEEN THE UNDERSIGNED:

PEOPLESOFT FRANCE,
Corporation,
With a capital of 9.157.500 euros
The registered office of which is based Tour A, La Defense, 4110 Esplanade du General de Gaulle, Coeur Defense, 92931 Paris La Defense Cedex,
Registered with the Nanterre Commercial Registry under number 391 338 076,

Represented for the purpose thereof by Christophe Letellier, President,

                                                     (Hereafter, the{ Company })


                                                             ON ONE HAND,

AND

GUY DUBOIS,
Residing at ___________________________ ,

                                                      (Hereafter,{ Mr. Dubois })

                                                          ON THE OTHER HAND,


IT HAS BEEN AGREED AS FOLLOWS:

As from the date of signature of this addendum, Mr. Dubois' employment contract (as modified and/or completed by various mail and/or agreements considered as addenda) will be modified in some of its elements by the following provisions, which invalidates and replaces all the other provisions of the same nature.

ARTICLE 1

As from January 1st, 2004, the annual gross remuneration of Mr. Dubois will be split as follows:

- On one hand, an gross annual base salary of USD 273,285 converted in Euro at the conversion rate of USD1 = Euro 0.885;

- On the other hand, a target bonus of an annual amount of USD 320,000 USD converted in Euro at the conversion rate of USD1 = Euro 0.885.

                     [TRANSLATION FROM THE ORIGINAL FRENCH]


ARTICLE 2

Mr. Dubois's annual travel hardship allowance is estimated at USD 66,715 based on 70 estimated foreign workdays for the year 2004. This will be converted in Euro at the conversion rate of USD1 = Euro 0.885.

The exact amount of his annual travel hardship allowance will be determined in December 2004 based on the exact foreign workdays for the year 2004 and the necessary adjustment will then be made with application of the exchange rate of USD1 = Euro 0.885.

ARTICLE 3

All the other provisions of the employment contract that are not incompatible with or contrary to the provisions of this addendum will remain unchanged and remain applicable.

Signed at Pleasanton


On  14 April  2004

In two original samples


                                                /s/ GUY DUBOIS
-----------------------------                   ------------------------------
For the Company                                 Guy Dubois
Christophe Letellier
President

(The signatures must be preceded by the words:{LU ET APPROUVE. BON POUR ACCORD.} and each page must be initialled.)



/s/ TERRY BOWDEN
-----------------------------
Terry Bowden